Adaptive Allocation Portfolio

a Series of Northern Lights Variable Trust

Supplement dated June 3, 2009, to the Prospectus dated May 1, 2009

Under “INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS” on page 6 of the Prospectus of Adaptive Allocation Portfolio (the “Portfolio”), the entire section under “Fundamental Models – Direct Investments” is hereby deleted and replaced with the following:

Fundamental Models – Direct Investments:  The Adviser assesses the relative risk and reward potential throughout both the equity and fixed income markets, underweighting investments if their performance is expected to be weak, and overweighting investments in segments where the Adviser believes performance will justify the risk.  Prior to investing in a security, the Adviser utilizes proprietary fundamental models that screen thousands of stocks and bonds in accordance with the Adviser’s criteria, which includes profit/loss and balance sheet figures such as, but not limited to, revenue, earnings, margins, total return, income, p/e ratio and p/b ratio. The typical holding period for each stock will be two to three months although some may be held less than a month and a few may be held for more than a year. Equity securities in which the Portfolio will invest include, but are not limited to, common and preferred stock, convertible securities, and warrants.  The Portfolio may invest in foreign securities directly, but will only do so under limited circumstances; for example, the model recommends purchasing a security for which there is no equivalent ADR.  The Portfolio may also establish short positions through short sales in equity securities or stock indices when the Adviser anticipates a decline in the market price of a security. Although the Portfolio does not seek current income, it may invest directly in long, medium or short-term bonds and other fixed income securities with no minimum credit quality whenever the Adviser believes they offer a potential for capital appreciation.  The Portfolio may invest without limitation in lower rated (“junk”) bonds.  As explained under “Technical Models” below, the Adviser typically will invest in Underlying Funds that provide current income, rather than invest directly in fixed income securities. There is no assurance that the Adviser will be successful in its assessments in meeting the Portfolio’s investment objective.

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated May 1, 2009, which provide information that you should know about the Portfolio before investing.  These documents are available upon request and without charge by calling the Portfolio toll-free at 1-866-263-9260.

Please retain this Supplement for future reference.

Adaptive Allocation Portfolio

a Series of Northern Lights Variable Trust

Supplement dated June 3, 2009, to the

Statement of Additional Information dated May 1, 2009

Under "Types of Investments" on page 16 of the Portfolio’s Statement of Additional Information (“SAI”), the entire section under “UNITED STATES GOVERNMENT OBLIGATIONS” is hereby deleted and replaced with the following:

UNITED STATES GOVERNMENT OBLIGATIONS. These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis. The Portfolio may also invest in Underlying Funds that invest in Treasury Inflation-Protected Securities (TIPS).  TIPS are special types of treasury bonds that were created in order to offer bond investors protection from inflation.  The values of the TIPS are automatically adjusted to the inflation rate as measured by the Consumer Price Index (CPI).  If the CPI goes up by half a percent, the value of the bond (the TIPS) would also go up by half a percent.  If the CPI falls, the value of the bond does not fall because the government guarantees that the original investment will stay the same. TIPS decline in value when real interest rates rise.  However, in certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, TIPS may experience greater losses than other fixed income securities with similar duration.

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The following disclosure is hereby added under "Types of Investments" in the Portfolio’s SAI:

GOVERNMENTAL/MUNICIPAL OBLIGATIONS.

In General - Municipal obligations are debt obligations issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies and instrumentalities.  Municipal obligations generally include debt obligations issued to obtain funds for various public purposes.  Certain types of municipal obligations are issued in whole or in part to obtain funding for privately operated facilities or projects.  Municipal obligations include general obligation bonds, revenue bonds, industrial development bonds, notes and municipal lease obligations.  Municipal obligations also include additional obligations, the interest on which is exempt from federal income tax, that may become available in the future as long as the Board of the Portfolio determines that an investment in any such type of obligation is consistent with the Portfolio’s investment objectives.  Municipal obligations may be fully or partially backed by local government, the credit of a private issuer, current or anticipated revenues from a specific project or specific assets or domestic or foreign entities providing credit support such as letters of credit, guarantees or insurance.

Bonds And Notes - General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of interest and principal.  Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source.  Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users.  Municipal notes are issued to meet the short-term funding requirements of state, regional and local governments.  Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes and similar instruments.

Municipal Lease Obligations - Municipal lease obligations may take the form of a lease, an installment purchase or a conditional sales contract.  They are issued by state and local governments and authorities to acquire land, equipment and facilities, such as vehicles, telecommunications and computer equipment and other capital assets.  The Portfolio may invest in Underlying Funds that purchase these lease obligations directly, or it may purchase participation interests in such lease obligations (See “Participation Interests” section). States have different requirements for issuing municipal debt and issuing municipal leases.  Municipal leases are generally subject to greater risks than general obligation or revenue bonds because they usually contain a “non-appropriation” clause, which provides that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.  Such non-appropriation clauses are required to avoid the municipal lease obligations from being treated as debt for state debt restriction purposes.  Accordingly, such obligations are subject to “non-appropriation” risk.  Municipal leases may be secured by the underlying capital asset and it may be difficult to dispose of any such asset in the event of non-appropriation or other default.

Mortgage-Backed Bonds - The Portfolio’s investments in Underlying Funds that hold municipal obligations may include mortgage-backed municipal obligations, which are a type of municipal security issued by a state, authority or municipality to provide financing for residential housing mortgages to target groups, generally low-income individuals who are first-time home buyers.  The Underlying Fund’s interest, evidenced by such obligations, is an undivided interest in a pool of mortgages.  Payments made on the underlying mortgages and passed through to the Underlying Fund will represent both regularly scheduled principal and interest payments.  The Underlying Fund may also receive additional principal payments representing prepayments of the underlying mortgages.  While a certain level of prepayments can be expected, regardless of the interest rate environment, it is anticipated that prepayment of the underlying mortgages will accelerate in periods of declining interest rates.  In the event that the Underlying Fund receives principal prepayments in a declining interest-rate environment, its reinvestment of such funds may be in bonds with a lower yield.

Participation Interests - A participation interest gives the Portfolio, through its investments in Underlying Funds, an undivided interest in a municipal debt obligation in the proportion that the Underlying Fund’s participation interest bears to the principal amount of the underlying obligation.  These underlying obligations may have fixed-, floating-, or variable-rates of interest.  The Portfolio will only purchase Underlying Funds whose participation interests is accompanied by an opinion of counsel that the interest earned on the underlying municipal obligations will be federal tax-exempt.  If the Underlying Fund purchases unrated participation interests, the Board or its delegate must have determined that the credit risk is equivalent to the rated obligations in which the Portfolio may invest.  Participation interests may be backed by a letter of credit or repurchase obligation of the selling institution.  When determining whether such a participation interest meets the Portfolio’s credit quality requirements, the Portfolio may look to the credit quality of any financial guarantor providing a letter of credit or guaranty.

Pass-Through Certificates - The Portfolio may also invest in Underlying Funds that invest in pass-through certificates or securities issued by partnerships and grantor trusts.  These securities allow the Underlying Fund to receive principal and interest payments on underlying obligations and such securities may have fixed-, floating-, or variable-rates of interest.  The pass-through certificates may be backed by a letter of credit, guarantee or liquidity provider and, if the pass-through certificate is intended to be a tax-exempt security, it is generally accompanied by an opinion of counsel that the interest on the pass-through certificates will be exempt from federal income tax.  The Portfolio may only invest in Underlying Funds that invest in these securities if they meet the Portfolio’s credit-quality and eligibility requirements.

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated May 1, 2009, which provide information that you should know about the Portfolio before investing.  These documents are available upon request and without charge by calling the Portfolio toll-free at 1-866-263-9260.

Please retain this Supplement for future reference.